SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                               ------------------







                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): March 16, 1998





                           BERGEN BRUNSWIG CORPORATION
               (Exact Name of Registrant as Specified in Charter)



New Jersey                         1-5110                        22-1444512
(State Or Other                   (Commission                  (IRS Employer
Jurisdiction Of                   File Number)              Identification No.)
Incorporation)




       4000 Metropolitan Drive, Orange, California                    92668
  --------------------------------------------------------------------------
               (Address of Principal Executive Offices)          (Zip Code)







       Registrant's telephone number, including area code (714) 385-4000





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Item 5.  Other Events.

     On March 16, 1998, Bergen Brunswig Corporation, a New Jersey corporation ("Bergen"), Cardinal Health, Inc., an Ohio corporation ("Cardinal"), and Bruin Merger Corp., a New Jersey corporation and a wholly owned subsidiary of Cardinal ("Subcorp"), entered into the First Amendment (the "First Amendment to Merger Agreement") to Agreement and Plan of Merger, dated as of August 23, 1997, by and among Cardinal, Subcorp and Bergen (prior to any amendment, the "Original Merger Agreement"). The First Amendment to Merger Agreement, among other things, amends certain of the termination provisions of the Original Merger Agreement. The First Amendment to Merger Agreement is filed as Exhibit 99.1 hereto and is incorporated herein by reference. The foregoing description of the First Amendment to Merger Agreement is qualified in its entirety by reference to such Exhibit.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


     (c) Exhibits.


     The following exhibit is filed as part of this report:




99.1 First Amendment to Agreement and Plan of Merger, dated as of August 23, 1997, by and among Cardinal Health, Inc., Bruin Merger Corp. and Bergen Brunswig Corporation, made as of March 16, 1998

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       BERGEN BRUNSWIG CORPORATION



Date:  March 17, 1998
                                        By:    /s/ Milan A. Sawdei
                                               ____________________________
                                               Milan A. Sawdei
                                               Executive Vice President
                                               Chief Legal Officer and Secretary

                                  EXHIBIT INDEX



Exhibit
Number            Description


99.1 First Amendment to Agreement and Plan of Merger, dated as of August 23, 1997, by and among Cardinal Health, Inc., Bruin Merger Corp. and Bergen Brunswig Corporation, made as of March 16, 1998